Exhibit 10.3

THIRD

AMENDED AND RESTATED

CREDIT AGREEMENT

among

ALFA CORPORATION and certain of its affiliates,

as Borrowers,

AMSOUTH BANK,

as Lead Arranger and Administrative Agent,

AND

KEYBANK NATIONAL ASSOCIATION,

as Documentation Agent,

AND

SOUTHTRUST BANK

as Co-Agent,

AND

SUNTRUST BANK,

as Syndication Agent,

AND

THE SEVERAL LENDERS FROM

TIME TO TIME PARTY HERETO

$300,000,000 Revolving Credit Facility

Dated May 23, 2003

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“this Amendment”) dated as of May 20, 2005 (the “Effective Date”), is entered into by and among ALFA CORPORATION, a Delaware corporation (“ALFA”), ALFA FINANCIAL CORPORATION, an Alabama corporation (“Financial”), ALFA LIFE INSURANCE CORPORATION, an Alabama corporation (“Life”), ALFA INSURANCE CORP., an Alabama corporation (“AIC”), ALFA GENERAL INSURANCE CORP., an Alabama corporation (“General”; ALFA, Financial, Life, AIC and General are sometimes together referred to as the “Initial Participating Entities”; ALFA and the Initial Participating Entities, together with all entities that hereafter become Participating Entities, being hereafter sometimes together referred to as the “Borrowers”), AMSOUTH BANK, an Alabama banking corporation (“AmSouth”), and the various lenders identified on the signature pages hereto (collectively, with all other persons that may from time to time hereafter become Lenders under the Credit Agreement (as defined below) by execution of an Assignment and Acceptance, the “Lenders”) and AMSOUTH BANK, in its capacity as Agent for the Lenders (the “Agent”).

Recitals

A. The Borrowers, the Lenders and the Agent have previously entered into that certain Third Amended and Restated Credit Agreement dated May 23, 2003 (together with any and all amendments thereto, the “Credit Agreement”). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

B. The Borrowers have requested and the Lenders and the Agent have agreed to enter into certain amendments to the Credit Agreement, as set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Lenders and the Agent hereby agree as follows, with such agreements to become effective as of the Effective Date:

1. Recitals. The recitals hereinabove are hereby incorporated by this reference as if fully set forth herein.

2. Rules of Construction. This Amendment is subject to the rules of construction set forth in Section 1.2 of the Credit Agreement.

3. Representations and Warranties of Borrowers. The Borrowers represent and warrant to the Lenders and the Agent as follows:

(a) Representations and Warranties in Credit Documents. All of the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default. As of the Effective Date, the Borrowers are in compliance in all material respects with all the terms and provisions set forth in the Credit Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

(c) Organizational Documents. The articles of incorporation and bylaws of the Borrowers have not been modified or amended since May 21, 2003.

4. Amendments to Credit Agreement.

(a) The following capitalized terms set forth in Section 1.1 of the Credit Agreement are hereby amended to read, in their entirety, as follows:

“Applicable LIBO Rate Margin” means a per annum rate equal to .425% (42.5 basis points).

“Maturity Date” means May 19, 2006.

“Ratio of Losses” means the ratio of losses (not to include normal provisions), net of recoveries, on Financial’s loan and lease receivables portfolio as reported on Financial’s income statement divided by the sum of Financial’s loan loss reserve accounts.

(b) The first sentence of Section 7.1 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

ALFA shall not permit its consolidated total stockholders’ equity on any date to be less than $625,000,000 plus 25% of ALFA’s cumulative consolidated net income, if positive, earned after March 31, 2005 through the last day of the most recent fiscal quarter for which statements were delivered or required to have been delivered to the Agent pursuant to Section 5.3, taken as one accounting period.

5. Credit Documents to Remain in Effect. Except as expressly amended herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

6. No Novation, etc. Nothing contained in this Amendment shall be deemed to constitute a novation of the terms of the Credit Documents, nor release any party from liability for any of the Loans, nor affect any of the rights, powers or remedies of the Lenders under the Credit Documents, nor constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

7. Governing Law, Successors and Assigns, etc. This Amendment shall be governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Headings. The descriptive headings of the sections of this Amendment are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

9. Entire Agreement. This Amendment constitutes the entire understanding to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

10. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

12. Effect of this Amendment. This Amendment amends and supplements the Credit Agreement and shall be construed as if it is a part thereof for all purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed and delivered by their duly authorized representatives on the dates set forth below, to be effective as of the Effective Date.

ALFA CORPORATION

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

ALFA FINANCIAL CORPORATION

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

ALFA LIFE INSURANCE CORPORATION

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

ALFA INSURANCE CORP.

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

ALFA GENERAL INSURANCE CORP.

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

AMSOUTH BANK, as a Lender

By:	/s/ Illegible
Title:	Assistant Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Title:	Vice President

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Kelly Peace
Title:	Assistant Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Kelly Gunter
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Cheryl Lange
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Richard Crook
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Holland
Title:	Senior Vice President

COLONIAL BANK, as a Lender

By:	/s/ Illegible
Title:	Vice President

WHITNEY NATIONAL BANK, as a Lender

By:	/s/ Mark R. Hope
Title:	Assistant Vice President

COMERICA BANK, as a Lender

By:	/s/ Janet L. Wheeler
Title:	Assistant Vice President

AMSOUTH BANK, as Agent

By:	/s/ Illegible
Title:	Assistant Vice President

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